UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________

FORM 8-K/A
(Amendment No. 1)

______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 2, 2011
______________________

BASSETT FURNITURE INDUSTRIES, INCORPORATED
(Exact name of registrant as specified in its charter)
______________________

VIRGINIA	0-209	54-0135270
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

3525 FAIRYSTONE PARK HIGHWAY BASSETT, VIRGINIA	24055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 276/629-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On May 5, 2011 Bassett Furniture Industries, Inc. (“the Company”) filed a current report on Form 8-K reporting that it had completed the sale of the Company’s 46.9% interest in International Home Furnishings Center, Inc. (“IHFC”) to International Market Centers, L.P. (“IMC”).

This Form 8-K/A amends the Form 8-K the Company filed on May 5, 2011 to include the unaudited pro forma consolidated financial information related to the sale of the Company’s interest in IHFC required by Item 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits
(b).	Pro forma financial information

Bassett Furniture Industries, Incorporated and Subsidiaries

Pro Forma Consolidated Financial Statements

The following unaudited pro forma consolidated statements of operations are based on our historical consolidated financial statements and are adjusted to give effect to the May 2, 2011 sale of our 46.9% interest in IHFC to IMC.  The unaudited pro forma consolidated statements of operations for the six months ended May 28, 2011 and the twelve months ended November 27, 2010 give effect to the sale of IHFC as if it had occurred on November 29, 2009.  The effects of the sale of IHFC are fully reflected in our consolidated balance sheet as of May 28, 2011,  filed on Form 10-Q on July 7, 2011.  Accordingly, a pro forma balance sheet is not presented.

Bassett Furniture Industries, Incorporated and Subsidiaries

Pro Forma Consolidated Statements of Operations

(Dollars in thousands except share and per share data)

	Six Months Ended May 28, 2011				Twelve Months Ended November 27, 2010
	Historical (1)	Pro Forma Adjustments		Pro Forma	Historical	Pro Forma Adjustments		Pro Forma
Net sales	$130,525	$-		$130,525	$235,254	$-		$235,254
Cost of sales	65,480	-		65,480	122,566	-		122,566
Gross profit	65,045	-		65,045	112,688	-		112,688

Selling, general and administrative expenses excluding
bad debt and notes receivable valuation charges	61,387	-		61,387	110,808	-		110,808
Bad debt and notes receivable valuation charges	13,026	-		13,026	6,567	-		6,567
Income from Continued Dumping & Subsidy Offset Act	-	-		-	(488)	-		(488)
Licensee debt cancellation charges	6,447	-		6,447	-	-		-
Restructuring and asset impairment charges	1,959	-		1,959	-	-		-
Lease exit costs	3,728	-		3,728	-	-		-
Loss from operations	(21,502)	-		(21,502)	(4,199)	-		(4,199)

Other income (loss), net	(5,773)	(1,832)	(2)	(7,605)	1,991	(4,535)	(2)	(2,544)
Loss before income taxes	(27,275)	(1,832)		(29,107)	(2,208)	(4,535)		(6,743)

Income tax benefit (provision)	(147)	-		(147)	206	-		206
Net loss	$(27,422)	$(1,832)		$(29,254)	$(2,002)	$(4,535)		$(6,537)

Basic and diluted loss per share	$(2.38)	$(0.16)		$(2.54)	$(0.17)	$(0.40)		$(0.57)

Shares used in determination of loss per share:

Basic and diluted (3)	11,511,541	-		11,511,541	11,459,257	-		11,459,257

Notes to Pro Forma Consolidated Statements of Operations:

(1) Represents the historical results of operations as reported on Form 10-Q for the six months ended May 28, 2011, excluding the $85,542 gain on sale of affiliate (IHFC) and the portion of the income tax provision resulting therefrom.

(2) To remove the income from our investment in IHFC recognized in each period under the equity method of accounting.

(3) Excludes the effect of potentially dilutive stock options as they would have been anti-dilutive due to the net loss.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BASSETT FURNITURE INDUSTRIES, INCORPORATED

Date: July 11, 2011	By:	/s/ J. Michael Daniel
J. Michael Daniel
Title: Vice President - Chief Accounting Officer